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                                                                   Exhibit 99(b)

                           MASSACHUSETTS FINCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                               _____________, 2002
                             _:__ _.m. EASTERN TIME
                         -------------------------------

     The undersigned hereby appoints the official proxy committee of the Board of Directors of Massachusetts Fincorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on _______, 2002, at _:__ _.m. Eastern Time, at _____________________________, _________________________,
______, Massachusetts, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The approval of an Agreement and Plan of Merger dated as of April 10, 2002, as amended, between Abington Bancorp, Inc. and Massachusetts Fincorp, Inc.

     FOR                         AGAINST                    ABSTAIN
     ---                         -------                    -------

     -------                    ----------                  ------------

2. The election as directors of all nominees listed (except as marked to the contrary below).

     Paul C. Green          John E. Hurley, Jr.        Robert E. McGovern

                                                            FOR ALL
     FOR                       VOTE WITHHELD                EXCEPT
     ---                       -------------                ------

     ------                    ---------------              ---------

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

3. The ratification of the Board of Directors' appointment of Grant Thornton LLP as the Company's independent accountants.

     FOR                         AGAINST                    ABSTAIN
     ---                         -------                    -------

     -------                    ----------                  ------------

4. The approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies.

     FOR                         AGAINST                    ABSTAIN
     ---                         -------                    -------

     -------                    ----------                  ------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
     PROPOSALS.


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                                                                   Exhibit 99(b)


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

         The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement/Prospectus dated _________, 2002 and of the Annual Report to Shareholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                           Dated:___________________________



                                           --------------------------------
                                           SHAREHOLDER SIGN ABOVE



                                           --------------------------------
                                           CO-HOLDER (IF ANY) SIGN ABOVE




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.